EXHIBIT 32.1

          CERTIFICATION UNDER SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
                 "CORPORATE RESPONSIBILITY FOR FINANCIAL REPORTS"

I, J. Joseph King, Vice Chairman and Chief Executive Officer of Molex Incorporated, certify that:

1. The quarterly report on Form 10-Q for the quarter ended March 31, 2004, as filed with the Securities and Exchange Commission on the date hereof, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. the information contained in this quarterly report fairly presents, in all material respects, the financial condition of the Company.


Date: May 14, 2004                         /S/ J. JOSEPH KING
                                          ___________________
                                             J. Joseph King

                                  Vice Chairman and Chief Executive Officer



                                                               EXHIBIT 32.2

          CERTIFICATION UNDER SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
                 "CORPORATE RESPONSIBILITY FOR FINANCIAL REPORTS"


I, Diane S. Bullock, Vice President, Treasurer and Chief Financial Officer of Molex Incorporated, certify that:

1. The quarterly report on Form 10-Q for the quarter ended March 31, 2004, as filed with the Securities and Exchange Commission on the date hereof, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. the information contained in this quarterly report fairly presents, in all material respects, the financial condition of the Company.


Date:  May 14, 2004                    /S/ DIANE S. BULLOCK
                                       ______________________
                                       Diane S. Bullock

                                       Vice President, Treasurer
                                       and Chief Financial Officer